UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
June 20, 2024
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5505 Waterford District Drive, Miami, Florida 33126
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of June 20, 2024 (the “Effective Date”), Jeff McCall, who has served as the Executive Vice President of Lennar Corporation (the “Company”) since January 2020, will transition to a non-executive role. Mr. McCall, formerly Chief Financial Officer of CalAtlantic Group, Inc (“CalAtlantic”), joined the Company in 2018 following the acquisition by the Company of CalAtlantic.
While at Lennar, Mr. McCall was instrumental in the improvement of the Company’s information technology systems. He has also served as Chief Operating Officer of Quarterra Group, Inc., a wholly owned subsidiary of the Company through which the Company operates its Multifamily business. While responsible for Quarterra operations, Mr. McCall refined and improved the many operating systems and programs in Quarterra in a manner that significantly improved performance and took full advantage of synergies with the Company’s homebuilding business. As a result of Mr. McCall’s strategic vision and leadership, Quarterra has been transformed into a business on a trajectory that is aligned with Lennar’s core mission of building a healthy housing market.
The Company is grateful for Mr. McCall’s many contributions and his spirit and positive approach to business challenges.
Mr. McCall will remain at the Company for a transition period through March 1, 2025, during which time he will assist with the transition of his duties and responsibilities related to Quarterra to other members of management and will also work on special projects. During the transition period, Mr. McCall will continue to be eligible to receive his compensation currently in effect and otherwise continue with his existing level of benefits. Mr. McCall’s previously granted equity awards will remain outstanding and continue to vest in accordance with their existing terms.
Mr. McCall’s annual cash incentive award for fiscal 2024 is discretionary and will be subject to ongoing evaluation.
As of the Effective Date, Mr. McCall will no longer be an executive officer of the Company or an officer for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2024	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President and Chief Financial Officer